PXP

Oil vs. Gas

2009
7%
93%
2010
23%
77%
2011
54%
46%

Operated vs. Non-Operated

2009
25%
75%
2010
39%
61%
2011
72%
28%

2009 Capex Profile 2009 Oil Gas + Exploration Operated Non-operated 10 Includes Eagle Ford acquisition and excludes Gulf of Mexico assets, shallow water as of 11/1/2010 and deepwater as of 1/1/2011.

Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward-Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores – Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Hance V. Myers – Vice President Investor Relations
Joanna Pankey – Manager, Investor Relations
& Shareholder Services
Phone: 713- 579- 6000
Toll Free: 800- 934- 6083
Email: investor@pxp.com
Web Site: www.pxp.com
Except for the historical information contained herein, the matters discussed in this presentation are “forward-looking statements” as defined by the Securities and Exchange Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil and gas and in estimating reserves, the timing and closing of acquisitions and divestments, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition, regulatory changes and other factors discussed in PXP’s filings with the SEC.
References to quantities of oil or natural gas may include amounts that the Company believes will ultimately be produced, but that are not yet classified as "proved reserves" under SEC definitions.

2010 Asset Rotation
•
Asset rotation from GOM to onshore U.S.
•
Expect to receive $1.8 – $2.8 Billion of total
proceeds from GOM sales
•
Plan to spend $500 – $600 Million in onshore oil
asset acquisitions
•
Remaining proceeds used to accelerate oil
development, strengthen balance sheet and/or
repurchase common stock
3

PXP
PLAINS EXPLORATION & PRODUCTION COMPANY

Sources:	
$1.8 – $2.8 Billion	**+ MMR 51MM Shares & $75 MM** **+ DW GOM Divestiture**
Uses:	
$578 MM	**- Eagle Ford Oil Play**
Total Net:	
$1.2 – $2.2 B	**To Accelerate Oil Development** **Strengthen Balance Sheet** **Repurchase Shares**

Asset Rotation to Onshore 4

1500
1000
500
0
$600
$565
$500
$400
$400
$300
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Strong Liquidity
With No Near Term Debt Maturities
(1) As of August 3, 2010 upon closing of Amended and Restated Revolving Credit Facility.
Millions ($)
Revolver
Availability
Senior
Notes
5
MMR Stock
Plus
Net DW Proceeds
$1.4B
(1)
Available Liquidity

WTI NYMEX Historical Prices and
Forward Curves ($/bbl)
Source: Goldman Sachs, NYMEX
6
20
30
40
50
60
70
80
90
100
110
120
130
140
150
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
June 29, 2004
May 20, 2005
September 30, 2010
January 22, 2007
February 6, 2008
February 18, 2009

PXP Today
•
$5.6 billion enterprise value
(1)
•
360 MMBOE proved reserves YE 2009
•
85.1 MBOE per day production for 1H 2010
•
+1.6 billion BOE resource potential
(2)
•
140.1 million shares outstanding
(3)
•
45% net debt-to-total capitalization
(1) Reflects stock price and total debt as of June 30, 2010.
(2) Includes Eagle Ford acquisition and excludes Gulf of Mexico assets.
(3) As of June 30, 2010.
(4) Does not include 51MM shares MMR common stock ($743 MM as of September 17, 2010).
7
(3)(4)

PXP
Operational Plan Including Eagle Ford
Capital Cash Flow Production
8
PXP Net
Production
PXP Net
Cash Flow
(1)(2)
$1400 MM $1400 MM
$1100 MM
$1500 MM
$1200 MM
$1500 MM
0
25
50
75
100
125
150
175
200
2010 2011 2012 2013 2014 2015
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
(1) Net revenue minus net expenses.
(2) Assumes Strip pricing in 2010, $85/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2011, $85/Bbl of oil and natural gas pricing of $5.50/MMBtu in 2012, and $86/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.
Includes Eagle Ford acquisition and excludes Gulf of Mexico assets, shallow water as of 11/1/2010 and deepwater as of 1/1/2011.

(1) Illustrates estimated reserves using NYMEX pricing.
Includes Eagle Ford acquisition and excludes Gulf of Mexico assets, shallow water as of 11/1/2010 and deepwater as of 1/1/2011.
Proved Reserves Target Growth
Proved
Developed
Proved
Undeveloped
9
209
230
237
273
83
130
178
247
0
100
200
300
400
500
600
700
800
2008 2009 2010 2011
292
360
415
(1)
520
(1)
72%
72%
64%
64%
53%
53%
57%
57%

2009 Capex Profile 2009 Oil Gas + Exploration Operated Non-operated 10 Includes Eagle Ford acquisition and excludes Gulf of Mexico assets, shallow water as of 11/1/2010 and deepwater as of 1/1/2011.

Development
(1)
Haynesville
California
Other Capital
(1)
Capital Allocation
Capital Program
2010E
$1.1 Billion
2011E
Targeting $1.2 Billion
(1) Includes development, exploitation, real estate, capitalized interest and G&A costs but does not include additional capital for exploratory successes.
Exploration capital is defined as discovery and dry hole costs.
Exploration
Haynesville
Eagle Ford
Granite Wash
11

Operational Strategy
Focused Oil Growth Strategy
•
Operate substantially all oil assets
•
Maintain total company liquids volumes between 50% and 60%
of total production
•
Hedging strategy protects high oil margins that preserve
excellent returns
Targeted High Liquids/Natural Gas Strategy
•
Granite Wash development focusing on high liquids and highest rate of return wells
•
Haynesville Shale development drilling continues for our Held By
Production (HBP) program
12

PXP
PLAINS EXPLORATION & PRODUCTION COMPANY

Asset	Operator	Est. % of 2011 Capital	$% of NYMEX Oil
California	PXP	23%	88%
Eagle Ford	PXP/EOG	23%	98%
Mowry Shale	PXP	1%	75%
Monterey Shale	PXP	1%	88%

Oil Assets 13

California
Onshore/Offshore
Los
Angeles
Basin
Los
Angeles
Basin
San Joaquin
Valley
San Joaquin
Valley
Arroyo
Grande
Arroyo
Grande
Pt Pedernales
Pt Arguello
•
215 MMBOE Net Proved Reserves
•
275 MMBOE Net Development
Resource Potential
•
68% Proved Developed
•
2009 Capex $92 MM; 2010E Capex
$190 MM
•
14 yr R/P
•
2,500+ future well locations
•
Price differentials protected by
contract
The shaded areas are for illustrative purposes only and do not reflect actual leasehold acreage.
14

PXP
PLAINS EXPLORATION & PRODUCTION COMPANY

MBOE/D
MM$

California
Operational Plan
January 1, 2010 Project Cost Forward F&D: $9.87/BOE
(2)
PXP Interest:                                                    98% WI / 86% NRI
Potential Net Locations: 2,500+
Proved Net Reserves:                                             215 MMBOE
Net Development Resource Potential:
275 MMBOE
Average Gross Well Cost:
$1.2 MM
Average Gross EUR per Well: 135 MBOE
15
Capital Cash Flow Production
PXP Net
Production
PXP Net
Cash Flow
(1)(2)
$349 MM
$367 MM
$190 MM
$323 MM
$272 MM
$374 MM
0
15
30
45
60
75
90
2010 2011 2012 2013 2014 2015
$0
$200
$400
$600
$800
$1,000
$1,200
(1) Net revenue minus net operating expenses.
(2) Assumes Strip pricing in 2010, $85/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2011, $85/Bbl of oil and natural gas pricing of $5.50/MMBtu in 2012, and $86/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.

PXP
PLAINS EXPLORATION & PRODUCTION COMPANY

- ±
-
- ± ±
-
-
-
-
  -
  - ±

Eagle Ford Oil Acquisition
•
$578 MM Purchase Price
$100,000 to $125,000 per flowing barrel x 2,000 BOEPD = $200 to $250 MM
60,000 net acres x $6,300 to $5,467 per acre = $378 to $328 MM
•
Production:
Net production capability 2,000 BOEPD, YE 2011 production target exit 5,000 BOEPD
•
Acreage:
60,000 net acres
Drilling Stats:
4 rigs currently operating (2 PXP and 2 EOG)
17 gross wells drilled, completed or producing
•
Net Resource Potential:
140 – 175 MMBOE
•
Potential Net Well Locations:
500
•
Anticipated Closing by YE 2010
•
Effective Date 9/1/2010
16

Eagle Ford Horizontal Oil Play
•
PXP acreage position
•
60,000 net acres
•
4 to 6 rigs operating by YE
•
Depth to Eagle Ford Top
•
~9,500' - 11,500' TVD
Location Map
WILSON
ATASCOSA
Legend
PXP ACREAGE
OIL WINDOW
GAS CONDENSATE
WINDOW
DRY GAS WINDOW
17
The shaded area is for illustrative purposes only and do not reflect actual leasehold acreage.

PXP

PLAINS EXPLORATION & PRODUCTION COMPANY

MBOE/D
MM$

Eagle Ford
Operational Plan
PXP Net
Production
PXP Net
Cash Flow (1)(2)
18
Capital Cash Flow Production
September 1, 2010 Project Cost Forward F&D: $18.81/BOE
PXP Interest:                                                    73% WI/  56% NRI
Potential Net Locations: 500
Net Development Resource Potential:
175 MMBOE
Average Gross Well Cost:
$7.00 MM
Average Gross Resource Potential per Well: 483 MBOE
$349 MM
$424 MM
$17 MM
$426 MM
$277 MM
$396 MM
0
5
10
15
20
25
30
2010 2011 2012 2013 2014 2015
$0
$150
$300
$450
$600
$750
$900
(1) Net revenue minus net expenses.
(2) Assumes Strip pricing in 2010, $85/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2011, $85/Bbl of oil and natural gas pricing of $5.50/MMBtu in 2012, and $86/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.

PXP
PLAINS EXPLORATION & PRODUCTION COMPANY

Montana
Wyoming
BIG HORN
PARK
HOT SPRINGS
WASHAKIE

■

■

■

Mowry Shale Horizontal Oil Play
Big Horn Basin, Wyoming
•
PXP acreage position
54,000 net acres
•
Proven Source Rock
•
Petrophysical characteristics of
successful oil shale plays
•
Depth Range
~6,000' to 10,000'
•
Shale Thickness Range
~250' to 400'
•
Expected first drilling late 2010
Legend Location Map
19
USGS Oil Fairway
Mowry Gas
Production
Mowry Oil
Production
PXP ACREAGE
USGS OIL FAIRWAY

PXP
PLAINS EXPLORATION & PRODUCTION COMPANY

San Luis Obispo
San Luis Obispo
Bakersfield
Kern
Santa Maria
nta Barbara
Goleta
Ventura
Los Angeles
Los Angeles
Long Beach
Orange

Legend
PXP ACREAGE
PXP
MONTEREY
PRODUCTION
OXY DISCOVERY
VENOCO ACTIVITY
• PXP acreage position
86,000 net acres
• Acquiring 3D seismic data
over key assets
• Exploratory wells planned
in 2011
Location Map
20
Monterey Shale Oil Play
Los Angeles Basin
Los Angeles Basin
Point Pedernales
Point Arguello
Rocky Point
Arroyo Grande
Lompoc
Belridge
McKittrick
Midway Sunset
Pescado
Hondo
San Joaquin Basin
San Joaquin Basin
Santa Maria Basin
Santa Maria Basin
*
Jesus Maria
Cymric
Las Cienegas
Inglewood
Montebello
Urban Area

PXP

PLAINS EXPLORATION & PRODUCTION COMPANY

Assets	Operator	Est. % of 2011 Capital	Production Characteristics
Haynesville	CHK	18%	Dry Gas
Granite Wash	PXP	18%	High Liquids
South Texas	PXP	1%	Dry Gas
Madden	COP	1%	Dry Gas

Natural Gas Assets 21

PXP

PLAINS EXPLORATION & PRODUCTION COMPANY

538
BOSSIER
WEBSTER
Minden
HARRISON
Marshall
Hallsville
80
20
Bossier City
Shreveport
43
Tatum
59
79
BIENVILLE
149
PANOLA
Carthage
RED RIVER
Mansfield
49
NATCHITOCHES
Center
SHELBY
Huxley
6
Natchitoches

TEXAS
LOUISIANA
GULF OF MEXICO

PRODUCING AWAITING COMPLETION 2010 DRILL LOCATIONS ACTIVE DRILLING Haynesville Shale Activity Map TEXAS LOUISIANA Location Map Legend 22

Haynesville Shale
Operational Plan
PXP Net
Production
PXP Net
Cash Flow (1)(3)
January 1, 2010 Project Cost Forward F&D: $8.24/BOE
(3)
or $1.37/Mcfe
(1) Net revenue minus net expenses.
(2) Assumes D&C costs for first 4 years = $7.5 MM per well, after 4 years = $6 MM per well.
(3) Assumes Strip pricing in 2010, $85/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2011, $85/Bbl of oil and natural gas pricing of $5.50/MMBtu in 2012, and $86/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.
PXP Interest:                                                    20% WI / 15% NRI
Net Acreage:
105,000
Potential Net Locations:                                        1,400
Net Resource Potential:
6.8 Tcfe
Average Gross Well Cost:
$7.5 MM
(2)
Average Gross EUR per Well: 6.5 Bcfe
23
$312 MM
$319 MM
$336 MM
$218 MM
$232 MM
$315 MM
0
15
30
45
60
2010 2011 2012 2013 2014 2015
$0
$200
$400
$600
$800
Capital Cash Flow Production

PXP

PLAINS EXPLORATION & PRODUCTION COMPANY

HEMPHILL
60
83
33
283
152
Mobeetie
Wheeler
WHEELER
Sayre

TEXAS
OKLAHOMA

Granite Wash Horizontal Play
Recent High-Rate Completions
24
PXP LEASES
PXP WELLS
Producing
Horizontal Wells
•
PXP acreage position
19,100 net acres
•
Five rigs currently operating
•
152 Granite Wash Locations
(PXP WI 88%)
•
Industry ROI 39% @
$5.00/MMBtu & $75/bbl
•
2010 Plan
19 wells Spud
$105 MM Capex
Legend
Location Map
NW. Mendota Area
Buffalo
Wallow Area
PXP Hanson #29-2H 18MMCFED
10.4 MMCFD/344 BOPD/888NGL
Marvin
Lake Area
PXP Britt Caldwell #9026H
Drilling
PXP Thomas #1003H
WOC
PXP Thomas #903H 28 MMCFED
12.2 MMCFD/1373 BOPD/1311 NGL
PXP Sanders #74-1H
WOC
Thomas 1103H
WOC
JO Well 96-6H
Drilling
PXP Hanson #40-4H 29 MMCFED
15.4 MMCFD/746 BOPD/1532 NGL
PXP Cook 39-2H
Drilling
PXP Hanson #29-3H
Drilling

PXP
PLAINS EXPLORATION & PRODUCTION COMPANY

MBOE/D
MM$

PXP Net
Production
PXP Net
Cash Flow (1)(2)
Granite Wash Horizontal Potential
Operational Plan
(1) Net revenue minus net expenses.
(2) Assumes Strip pricing in 2010, $85/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2011, $85/Bbl of oil and natural gas pricing of $5.50/MMBtu in 2012, and $86/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.
25
Capital Cash Flow Production
January 1, 2010 Project Cost Forward F&D: $9.79/BOE or $1.62/Mcfe
(2)
PXP Interest:                                                    88% WI / 70% NRI
Net Acreage:
19,100
Potential Locations:                                             152
Net Resource Potential:
113.2 MMBOE
Average Gross Well Cost:
$8.2 MM
Average Gross EUR per Well: 1.1 MMBOE
$105MM
$140MM
$148MM
$240MM
$210MM
$253MM
0
6
12
18
24
30
2010 2011 2012 2013 2014 2015
$0
$100
$200
$300
$400
$500

PXP
PLAINS EXPLORATION & PRODUCTION COMPANY

+1.5 Billion BOE
Development Resource Potential

+100 Million BOE
Exploration Resource Potential

26

+1.6 Billion BOE Resource Potential
Potential Reserves
950 MMBOE
275 MMBOE
175 MMBOE
100 MMBOE
10 MMBOE
Region
Haynesville
California
Eagle Ford
Granite Wash
Rockies
Potential Reserves
90 MMBOE
30 MMBOE
Region
Mowry Shale
Monterey Shale
26

Revenue Per MCFE
2Q 2010
Revenue Per MCFE
(3)
(1) Revenues for non oil and gas producing operations servicing third parties not included.
(2) Peer group average includes the following peers: COG, HK, RRC, SD, UPL. Source: Company filings.
(3) Excludes the impact of derivatives.
27
$7.84/
MCFE
$4.58/
MCFE
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
PXP Gas Peer Group Avg.
(1)(2)

PXP

(1) Debt-Adjusted Cash Operating Margin calculated as revenue (excluding hedging), less production expenses, less cash G&A (excluding capitalized G&A and noncash compensation), less interest (excluding capitalized interest).
(2) Revenues and expenses for non oil and gas producing operations servicing third parties not included.
(3) Peer group average includes the following peers: COG, HK, RRC, SD, UPL. Source: Company filings.
(4) Net of $0.14 per Mcfe loss on mark-to-market derivative contracts.
(5) Includes transportation, gathering production & ad valorem taxes and steam & electricity costs.

(6) Excludes noncash compensation expense and capitalized G&A.
(7) Excludes capitalized interest.
(8) A reconciliation schedule for PXP is included in the Addendum. PXP does not make any representations as to the accuracy of the information used to make the calculations or the conformity of these measures with those which may be prepared by the respective companies, and does not undertake to provide a GAAP reconciliation with respect to any non-GAAP financial measure which may be included in such information.

Debt-Adjusted Cash Operating Margin
(1)(8)
2Q 2010
28
$/Mcfe
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
Derivatives
Margin (Excl. Derivatives)
Interest
(7)
G&A
(6)
Production Costs
(5)
$2.22
$0.47
$0.61
4.40
$1.23
$0.46
$0.98
$1.24
$
)
$1.92
(4
$4.40
$3.16
Gas Peer
Group Avg.
(2)(3)

PXP Targets Over Next 3 Years
•
Grow reserves 15% to 20% per year over the
next 3 years
•
Grow production 10% to 15% per year over the
next 3 years
•
Efficiently manage business focusing on cost
reduction and profitability
•
Maintain conservative balance sheet with active
hedging program
•
Focus drilling on high liquid development projects
to increase total percentage of oil production
29

Addendum 30

PERIOD[1]	INSTRUMENT TYPE	DAILY VOLUME	AVERAGE PRICE	AVERAGE DEFERRED PREMIUM	INDEX
Sales of Crude Oil Production					
2010					
Oct – Dec	Put Options	40,000 Bbls	$55.00 Strike Price	$5.00 per Bbl[2]	WTI
2011					
Jan – Dec	Put Options[3]	31,000 Bbls	$80.00 Floor with a $60.00 Limit	$5.023 per Bbl	WTI
Jan – Dec	Three-way Collars[4]	9,000 Bbls	$80.00 Floor with a $60.00 Limit $110.00 Ceiling	$1.00 per Bbl	WTI
2012					
Jan – Dec	Put Options[3]	40,000 Bbls	$80.00 Floor with a $60.00 Limit	$6.087 per Bbl	WTI
Sales of Natural Gas Production					
2010					
Oct – Dec	Three-way collars[5]	85,000 MMBtu	$6.12 Floor with a $4.64 Limit $8.00 Ceiling	$0.034 per MMBtu	Henry Hub

Commodity Price Protection
Oil and Natural Gas Derivative Positions
31
(1) All of our derivative instruments are settled monthly.
(2) In addition to the deferred premium, an upfront payment of $3.86 per barrel was paid upon entering into these derivative contracts.
(3) PXP receives difference between floor of $80.00 less the Index price up to a maximum of $20.00 per barrel.
(4) PXP receives difference between floor of $80.00 less the Index price up to a maximum of $20.00 per barrel.  PXP pays if Index > $110.00 ceiling.
(5) PXP receives difference between floor of $6.12 less the Index price up to a maximum of $1.48 per MMBtu. PXP pays if Index > $8.00 ceiling.

(Millions)
3 mo. ended
6/30/10
3 mo. ended
6/30/09
Revenues $     364.6 $     278.7
Production Costs (100.7) (105.8)
General & Administrative Expenses (30.3) (37.6)
DD&A & Accretion Expense (128.2) (94.4)
Impairment of Oil & Gas Properties (59.5) -
Legal Recovery - 87.3
Other Operating Income (Expense) 3.9 (1.5)
Income From Operations $       49.8 $     126.7
Income Before Income Taxes $       91.0 $       21.3
Net Income
(1)(2)
$       45.4 $       43.6
Earnings Per Share - diluted $       0.32 $       0.37
Income Statement Summary
(1) Includes an after-tax gain (loss) on mark-to-market derivative contracts of approximately $36.2 million and ($56.0) million for the three months ended June 30, 2010 and 2009, respectively.
(2) Three months ended June 30, 2009 includes a beneficial income tax effect of $24 million from a change in the balance of unrecognized tax benefits.
32

Reconciliation of Debt-Adjusted Cash Operating Margin
(Non-GAAP) to Net Cash Provided by Operating Activities (GAAP)
Three Months
Ended
June 30, 2010
Per MCFE
(In Millions)
Oil and gas revenues $            363.9 $                7.84
Production expenses (103.0) (2.22)
Oil and Gas related DD&A & impairments (179.4) (3.86)
Gross margin (GAAP) 81.5 1.76
Oil and Gas related DD&A & impairments 179.4 3.86
General & administrative (30.3) (0.65)
Noncash compensation 8.3 0.18
Interest expense, net of capitalized interest (28.0) (0.61)
Realized loss on mark-to-market derivative contracts (6.7) (0.14)
Debt adjusted cash operating margin (Non-GAAP) $            204.2 $                4.40
Net cash provided by operating activities (GAAP) $            252.6 $                5.44
Changes in operating assets & liabilities (28.3) (0.61)
Noncash and other income items (16.1) (0.35)
Realized loss on mark-to-market derivative contracts (6.7) (0.14)
Current income taxes attributable to derivative contracts 2.7 0.06
Debt adjusted cash operating margin (Non-GAAP) $            204.2 $                4.40
33
The following table reconciles the debt-adjusted operating margin (non-GAAP) to the net cash provided by operating activities (GAAP) for the three months ended
June 30, 2010. Management believes this presentation may be useful to investors.  PXP management uses this information for comparative purposes within the industry and as a means to measure cash generated by our oil and gas production and the ability to fund, among other things, capital expenditures and acquisitions.  This measure is not intended to replace the GAAP statistic but rather to provide additional information that may be helpful in evaluating the
Company's operational trends and performance.
Debt-adjusted operating margin is calculated by adjusting gross margin to include general & administrative expenses, interest expense and realized losses on mark-to-market derivative contracts and to exclude depreciation, depletion, and amortization expense (DD&A) and noncash compensation expense.